                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                          -----------------------------



                                    FORM 8-K
                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):     SEPTEMBER 20, 1999



                             THE J. JILL GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





           DELAWARE                       0-22480                04-2973769
(STATE OR OTHER JURISDICTION OF         (COMMISSION           (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)          FILE NUMBER)         IDENTIFICATION NO.)



      25 RECREATION PARK DRIVE
             HINGHAM, MA                                            02043
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)





       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (781) 740-2718

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ITEM 5.  OTHER EVENTS.

         A copy of a press release issued by The J. Jill Group, Inc. on September 20, 1999 is set forth in Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      EXHIBITS.

99.1  Press Release dated September 20, 1999


                                    SIGNATURE

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       The J. Jill Group, Inc.


Date:  October 4, 1999                 By: /s/ Gordon R. Cooke
                                          --------------------------
                                          Gordon R. Cooke
                                          President and Chief Executive Officer